                                                                    Exhibit 99.3

DELOITTE

                                                         Deloitte & Touche LLP
                                                         Stamford Harbor Park
                                                         333 Ludlow Street
                                                         P.O. Box 10098
                                                         Stamford, CT D6902-6982
                                                         USA

                                                         Tel: +1 203 708 4000
November 7, 2005                                         Fax +1 203 708 4797
                                                         www.deloitte.com
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549 7561

Dear Sirs/Madams:

We have read Item 4.01 of NYFIX,  Inc.'s (the  "Company") Form 8-K dated October
26, 2005 as filed with the  Securities  and Exchange  Commission  (the "SEC") on
October 31, 2005, and have the following comments:

FIRST PARAGRAPH

We agree with the statement  made in this  paragraph  that the Company  issued a press  release  on October  27,  2005  announcing  that we had  resigned  as the
Company's  independent  registered  public  accounting  firm.  For  purposes  of clarity, the date of our resignation was October 26, 2005. We make no comment as to the accuracy or completeness of the Company's October 27, 2005 press release.

SECOND PARAGRAPH

We agree with the statements  made in this  paragraph.  For purposes of clarity, our report (dated June 28, 2005) included an explanatory  paragraph  relating to the  restatement  of  the  Company's  consolidated  financial  statements  as of
December  31, 2003 and for the years ended  December  31, 2003 and 2002 and also included a paragraph  referring to our report on the Company's  internal control over  financial  reporting as of December 31,  2004,  which report  expressed an adverse  opinion on the  effectiveness  of the Company's  internal  control over financial reporting because of a material weakness.

On  October  20,  2005,  the  Company  filed  with the SEC a Form 8-K under Item
4.02(a),  dated October 19, 2005,  which  indicated that the Company  expects to restate its consolidated  financial statements referred to in this paragraph and that such consolidated financial statements should no longer be relied upon.

THIRD PARAGRAPH

We agree with the statements  made in the first sentence of this  paragraph.  We agree with the statement  made in the second  sentence of this paragraph that we have not completed any audit or review of the Company's  consolidated  financial statements with respect to any period subsequent to March 31, 2005. For purposes of clarity,  we did not  communicate any  disagreements  with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure during the period from March 31, 2005 to October 26,
2005, the date of our resignation.

                                                        Member of
                                                        Deloitte Touche Tohmatsu

FOURTH PARAGRAPH

We disagree with the accuracy and  completeness  of the statements  made in this paragraph.  We believe that the matters discussed in this paragraph  represent a reportable event under Item 304(a) (1) (v) of Regulation S-K, and are summarized as follows:

At a meeting  with the  Company's  Audit  Committee  held on August 1, 2005,  we requested that the Audit Committee perform an investigation regarding the timing and accuracy of certain stock options  granted in prior years and the accounting thereof,  specifically  relating to certain Company documents that were provided to us by the staff of the SEC during  depositions  of  members  of the  Deloitte
&  Touche LLP ("Deloitte")  2004 engagement team for NYFIX, Inc. on July 26,
2005 and July 27, 2005 in connection with an SEC inquiry regarding the Company's stock options.  Certain of such documents were not previously  provided to us by the Company in connection  with our prior  audits.  We also  requested  that the investigation  specifically  address  why the  documents  in  question  were not provided to us in  connection  with our prior audits or in  connection  with the
June 2005  restatement of the  consolidated  financial  statements for the years ended December 31, 2003 and 2002.  Also on August 1, 2005, we informed the Audit
Committee that we were  suspending all audit and review  services to the Company including the interim  review of the second  quarter ended June 30, 2005,  until the  investigation  was  completed to our  satisfaction,  including the remedial actions, if any, undertaken or to be undertaken.

On September  15, 2005,  we requested  that the Audit  Committee  include in its investigation additional Company documents that were provided to us by the staff of the SEC in  connection  with  an  informal  interview  of the  Deloitte  2004 engagement  partner for NYFIX, Inc. held on September 14, 2005, certain of which were not previously  provided to us by the Company in connection  with our prior audits or in  connection  with the June  2005  restatement  of the  consolidated financial statements for the years ended December 31, 2003 and 2002.

The Audit Committee  orally reported the results of its  investigation  to us on
October 18, 2005 and, on the same date, submitted to us the draft written report of NYFIX,  Inc.  management to the Audit  Committee  and the exhibits  contained therein as  provided  by Wilmer  Cutler  Pickering  Hale &  Dorr.  The final written report,  dated October 21, 2005, of NYFIX, Inc.  management to the Audit
Committee was received by us on October 21, 2005.  Throughout  the course of the
Audit  Committee  investigation  and  up to the  date  of  our  resignation,  we participated in numerous  meetings and conference calls with the Audit Committee and/or the Company.

On  October  20,  2005,  the  Company  filed  with the SEC a Form 8-K under Item
4.02(a),  which indicated that the Company  expects to restate its  consolidated financial  statements  referred to in this paragraph and that such  consolidated financial statements should no longer be relied upon.

FIFTH PARAGRAPH

We agree with the statements  made in this  paragraph.  For purposes of clarity, the "review"  referred to in the first  sentence of this paragraph is assumed by us to relate to the Audit Committee  investigation  requested by us as described in our comments to the fourth  paragraph  above,  and the phrase "As  previously reported"  in the last  sentence of this  paragraph is assumed by us to refer to the Company's Form 8-K filed on October 20, 2005.

SIXTH PARAGRAPH

We  agree  with  the  statements  made  in the  first  three  sentences  of this paragraph.  For  purposes  of clarity of the first and third  sentences  of this paragraph,  in  our  October  26,  2005  communication  to the  Chairman  of the
Company's  Audit  Committee,  we indicated that we had carefully  considered the
Audit  Committee's  report on their  investigation,  the  report of NYFIX,  Inc.
management to the Audit Committee and the exhibits contained therein as prepared by Wilmer Cutler Pickering Hale & Dorr, and that we have made a professional judgment  that we are  unwilling to continue as  independent  registered  public accountants of NYFIX or to rely on the representations of management.

We have no  basis  upon  which to agree or  disagree  with the  accuracy  of the statement  made in the fourth  sentence  of this  paragraph,  as we have not yet received authorization from the Company to speak with a successor auditor.

SEVENTH PARAGRAPH

We agree with the statements made in this paragraph.

EIGHTH PARAGRAPH

We agree with the statements made in this paragraph. For purposes of clarity, on
October 20, 2005,  the Company filed with the SEC a Form 8-K under Item 4.02(a), which indicated that the Company expects to restate its  consolidated  financial statements  referred to in this paragraph and that such  consolidated  financial statements should no longer be relied upon.

Yours truly,

/s/ Deloitte & Touche LLP